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                                                                  EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of Workstream Inc. (the "Company") on Form 10-Q for the period ended February 28, 2003, as filed with the Securities Exchange Commission on the date hereof (the "Report"), I, Paul Haggard, the Chief Financial Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

         3. the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         4. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                                 /s/ Paul Haggard
                                                 -----------------------
                                                 Paul Haggard
                                                 Chief Financial Officer



                                                 Date: April 11, 2003



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